Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

703-236-8719

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION ANNOUNCES RECORD FIRST QUARTER RESULTS;

RAISES 2006 EARNINGS GUIDANCE

•	Record Net Income of $142 million

•	Record Earnings of $0.33 per share, or $0.36 per share excluding $0.03 per share of acquisition-related integration expenses

•	Record Total Net Revenue of $598 million

•	Record Enterprise Net Interest Spread of 286 basis points

•	Record Net Interest Income After Provision of $315 million

•	Operating Margin of 41 percent(1)

•	Total Client Assets of $193 billion

•	Raises 2006 earnings guidance to $1.35 - $1.50 per share, excluding $0.05 of acquisition-related integration expenses

New York, April 19, 2006 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced record results for its first quarter period ended March 31, 2006, reporting net income of $142 million, or $0.33 per share compared to $92 million, or $0.24 per share a year ago. As previously indicated, the results in the first quarter of 2006 included approximately $22 million, or $0.03 per share, of acquisition-related integration expenses. Excluding these expenses, the Company generated earnings of $0.36 per share. Total net revenue for the first quarter increased 43 percent year over year to a record $598 million. Net interest income after provision for loan losses increased 79 percent year over year to $315 million – representing 53 percent of total net revenue. Enterprise net interest spread increased to 286 basis points as the Company continued to benefit from strong organic growth in customer cash and the integration of customer cash and credit from its recent acquisitions. Non-interest income increased 17 percent year over year to $284 million with higher commission-related revenue and lower gain on sales of loans and securities. Total client assets increased to a record $193 billion, including a record $30 billion in total customer cash and deposits. Total DARTs increased to 181,160 with continued strength from international and options-related activity.

The Company also raised its 2006 earnings guidance range to $1.35 - $1.50 per share from the previous range of $1.30 - $1.45. As previously indicated, this range excludes $0.05 per share of acquisition-related integration expenses. Of this $0.05, $0.03 was realized in the first quarter and the Company expects to realize an additional $0.01 in each of the second and third quarters. Including these expenses, the Company now expects to earn $1.30 - $1.45 per share in 2006, up from the previous range of $1.25 - $1.40.

(more)

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

“Our operational focus and financial discipline continues to drive increased customer engagement and unlock the full value of our integrated model,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “Given the strength of our first quarter results and the growth rates in each of customer cash, credit and assets, we feel comfortable in raising our 2006 earnings outlook today. Having completed the conversion of Harrisdirect and as we prepare to convert BrownCo in early May, we remain extremely encouraged by the trends we are experiencing with respect to economic attrition from these new customers. We will provide further updates to our earnings outlook in July or as we see necessary.”

Other selected highlights from the first quarter of 2006:

•	Generated $1.6 billion in organic growth of customer cash and deposits

•	Recorded a 58 percent increase in international DARTs year over year

•	Increased options trades to 12 percent of U.S. DARTs, up from 11 percent in the fourth quarter and 9 percent in the year ago period

•	Deleveraged the balance sheet through the call/redemption of subordinated convertible notes

•	Launched E*TRADE Complete™ Protection Guarantee providing complete fraud, bill pay and privacy protection to all customers

•	Launched the Intelligent Lending Optimizer

•	Introduced the E*TRADE Complete™ IRA account

•	Enhanced investment tools and services available to retail customers including access to free research from industry-leading Independent Research Providers such as Reuters and Standard & Poor’s

•	Opened a new retail branch in Seattle, increasing total branch locations to 17 nationwide

Historical monthly metric data from January 2003 to March 2006 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provides financial services including trading, investing, banking and lending for Retail and Institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo are registered trademarks or trademarks of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2006 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Income

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2006	2005	2005
Revenues:
Interest income	$594,294	$501,880	$336,521
Interest expense	(269,505)	(243,632)	(148,791)

Net interest income	324,789	258,248	187,730
Provision for loan losses	(10,197)	(16,070)	(12,040)

Net interest income after provision for loan losses	314,592	242,178	175,690

Commissions	175,869	135,723	109,894
Service charges and fees	31,990	34,675	33,293
Principal transactions	30,692	23,789	30,001
Gain on sales of loans and securities, net	11,628	14,737	45,015
Other revenues	33,578	27,823	23,504

Total non-interest income	283,757	236,747	241,707

Total net revenues	598,349	478,925	417,397

Expenses excluding interest:
Compensation and benefits	115,988	100,331	92,460
Clearing and servicing	63,288	57,016	42,979
Advertising and market development	34,781	31,683	26,582
Communications	31,408	27,835	17,038
Professional services	27,755	24,248	19,702
Depreciation and amortization	18,789	21,671	17,076
Occupancy and equipment	20,504	18,416	17,452
Amortization of other intangibles	11,332	30,014	4,983
Facility restructuring and other exit charges	(253)	(30,512)	557
Other	31,005	(6,057)	26,372

Total expenses excluding interest	354,597	274,645	265,201

Income before other income (loss), income taxes and discontinued operations	243,752	204,280	152,196
Other income (loss):
Corporate interest income	1,961	3,247	1,962
Corporate interest expense	(40,508)	(36,981)	(11,567)
Gain on sale and impairment of investments	17,616	14,972	15,537
Loss on early extinguishment of debt	(135)	—	—
Equity in income (losses) of investments and venture funds	(1,007)	(1,039)	2,641

Total other income (loss)	(22,073)	(19,801)	8,573

Income before income taxes and discontinued operations	221,679	184,479	160,769
Income tax expense	78,695	58,959	58,511
Minority interest in subsidiaries	—	9	52

Income from continuing operations	142,984	125,511	102,206

Discontinued operations, net of tax:
Loss from discontinued operations	(513)	(2,595)	(10,212)
Gain on disposal of discontinued operations	—	6,444	—

Net gain (loss) from discontinued operations	(513)	3,849	(10,212)

Net income	$142,471	$129,360	$91,994

Basic income per share from continuing operations	$0.34	$0.32	$0.28
Basic income (loss) per share from discontinued operations	(0.00)	0.01	(0.03)

Basic net income per share	$0.34	$0.33	$0.25

Diluted income per share from continuing operations	$0.33	$0.31	$0.27
Diluted income (loss) per share from discontinued operations	(0.00)	0.01	(0.03)

Diluted net income per share	$0.33	$0.32	$0.24

Shares used in computation of per share data:
Basic	414,679	387,055	366,130
Diluted	432,302	400,717	378,734

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(dollars in thousands)

(unaudited)

	March 31,	December 31,
	2006	2005
ASSETS
Cash and equivalents	$823,155	$844,188
Cash and investments required to be segregated under Federal or other regulations	1,096,396	610,174
Trading securities	188,667	146,657
Available-for-sale mortgage-backed and investment securities	13,234,261	12,763,438
Loans held-for-sale, net	80,612	87,371
Brokerage receivables, net	8,686,719	7,174,175
Loans receivable, net	19,548,678	19,424,895
Property and equipment, net	300,928	299,256
Goodwill	2,019,423	2,003,456
Other intangibles, net	515,856	532,108
Other assets	890,198	681,968

Total assets	$47,384,893	$44,567,686

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits	$19,241,533	$15,948,015
Securities sold under agreements to repurchase	9,735,251	11,101,542
Brokerage payables	9,287,511	7,342,208
Other borrowings	2,990,249	4,206,996
Senior notes	1,396,121	1,401,947
Convertible subordinated notes	148,848	185,165
Mandatory convertible notes	436,836	435,589
Accounts payable, accrued and other liabilities	530,523	546,664

Total liabilities	43,766,872	41,168,126

Shareholders’ equity:
Common stock, $0.01 par value, shares authorized: 600,000,000; issued and outstanding: 420,035,982 at March 31, 2006 and 416,582,164 at December 31, 2005	4,200	4,166
Additional paid-in-capital	3,055,444	2,990,676
Retained earnings	722,901	580,430
Accumulated other comprehensive loss	(164,524)	(175,712)

Total shareholders’ equity	3,618,021	3,399,560

Total liabilities and shareholders’ equity	$47,384,893	$44,567,686

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Segment Reporting

	Three Months Ended March 31, 2006
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Interest income	$318,202	$453,476	$(177,384)	$594,294
Interest expense	(112,282)	(334,607)	177,384	(269,505)

Net interest income	205,920	118,869	—	324,789
Provision for loan losses	—	(10,197)	—	(10,197)

Net interest income after provision for loan losses	205,920	108,672	—	314,592

Commissions	135,864	40,005	—	175,869
Service charges and fees	26,924	5,066	—	31,990
Principal transactions	—	30,692	—	30,692
Gain on sales of loans and securities, net	8,727	2,901	—	11,628
Other revenues	35,719	1,836	(3,977)	33,578

Total non-interest income	207,234	80,500	(3,977)	283,757

Total net revenues	413,154	189,172	(3,977)	598,349

Expenses excluding interest:
Compensation and benefits	71,207	44,781	—	115,988
Clearing and servicing	17,365	49,900	(3,977)	63,288
Advertising and market development	33,055	1,726	—	34,781
Communications	28,483	2,925	—	31,408
Professional services	22,318	5,437	—	27,755
Depreciation and amortization	14,568	4,221	—	18,789
Occupancy and equipment	18,987	1,517	—	20,504
Amortization of other intangibles	9,873	1,459	—	11,332
Facility restructuring and other exit charges	375	(628)	—	(253)
Other	19,589	11,416	—	31,005

Total expenses excluding interest	235,820	122,754	(3,977)	354,597

Segment income	$177,334	$66,418	$—	$243,752

	Three Months Ended December 31, 2005
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Interest income	$221,002	$411,979	$(131,101)	$501,880
Interest expense	(78,362)	(296,371)	131,101	(243,632)

Net interest income	142,640	115,608	—	258,248
Provision for loan losses	—	(16,070)	—	(16,070)

Net interest income after provision for loan losses	142,640	99,538	—	242,178

Commissions	103,895	31,828	—	135,723
Service charges and fees	29,419	5,256	—	34,675
Principal transactions	—	23,789	—	23,789
Gain on sales of loans and securities, net	11,959	2,778	—	14,737
Other revenues	30,662	1,971	(4,810)	27,823

Total non-interest income	175,935	65,622	(4,810)	236,747

Total net revenues	318,575	165,160	(4,810)	478,925

Expenses excluding interest:
Compensation and benefits	60,558	39,773	—	100,331
Clearing and servicing	17,271	44,555	(4,810)	57,016
Advertising and market development	30,074	1,609	—	31,683
Communications	25,109	2,726	—	27,835
Professional services	18,334	5,914	—	24,248
Depreciation and amortization	17,278	4,393	—	21,671
Occupancy and equipment	16,167	2,249	—	18,416
Amortization of other intangibles	6,968	23,046	—	30,014
Facility restructuring and other exit charges	(32,584)	2,072	—	(30,512)
Other	(18,786)	12,729	—	(6,057)

Total expenses excluding interest	140,389	139,066	(4,810)	274,645

Segment income	$178,186	$26,094	$—	$204,280

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

	Three Months Ended March 31, 2005
	Retail	Institutional	Eliminations (2)	Total
	(in thousands)
Revenues:
Interest income	$135,097	$290,277	$(88,853)	$336,521
Interest expense	(43,184)	(194,298)	88,691	(148,791)

Net interest income	91,913	95,979	(162)	187,730
Provision for loan losses	—	(12,040)	—	(12,040)

Net interest income after provision for loan losses	91,913	83,939	(162)	175,690

Commissions	80,688	29,206	—	109,894
Service charges and fees	29,575	3,718	—	33,293
Principal transactions	—	29,840	161	30,001
Gain on sales of loans and securities, net	16,378	28,637	—	45,015
Other revenues	27,522	4,093	(8,111)	23,504

Total non-interest income	154,163	95,494	(7,950)	241,707

Total net revenues	246,076	179,433	(8,112)	417,397

Expenses excluding interest:
Compensation and benefits	58,136	34,324	—	92,460
Clearing and servicing	9,400	41,691	(8,112)	42,979
Advertising and market development	23,187	3,395	—	26,582
Communications	14,413	2,625	—	17,038
Professional services	14,429	5,273	—	19,702
Depreciation and amortization	14,876	2,200	—	17,076
Occupancy and equipment	13,523	3,929	—	17,452
Amortization of other intangibles	2,613	2,370	—	4,983
Facility restructuring and other exit charges	(335)	892	—	557
Other	14,575	11,797	—	26,372

Total expenses excluding interest	164,817	108,496	(8,112)	265,201

Segment income	$81,259	$70,937	$—	$152,196

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Key Performance Metrics(3)

Corporate Metrics	Qtr ended 3/31/06	Qtr ended 12/31/05	Qtr ended 3/31/06 vs. Qtr ended 12/31/05	Qtr ended 3/31/05	Qtr ended 3/31/06 vs. Qtr ended 3/31/05
Operating margin %(1)
Consolidated	41%	43%	(2)%	36%	5%
Retail	43%	56%	(13)%	33%	10%
Institutional	35%	16%	19%	40%	(5)%

Employees	3,823	3,439	11%	3,273	17%
Consultants and other	702	497	41%	515	36%

Total headcount	4,525	3,936	15%	3,788	19%

Revenue per headcount(4)	$132,232	$127,396	4%	$110,189	20%

Revenue per compensation and benefits dollar	$5.16	$4.77	8%	$4.51	14%

Book value per share	$8.61	$8.16	6%	$6.20	39%
Tangible book value per share	$2.58	$2.07	25%	$4.77	(46)%

Cash & equivalents ($MM)	$823.2	$844.2	(2)%	$721.0	14%
Free cash ($MM)	$650.7	$542.3	20%	$689.9	(6)%

Enterprise net interest spread (basis points)	286	257	11%	242	18%
Enterprise interest-earning assets, average ($MM)(5)	$41,343	$35,619	16%	$29,081	42%

Earnings before interest, taxes, depreciation & amortization ($MM)
Net income from continuing operations	$143.0	$125.5	14%	$102.2	40%
Tax expense	78.7	59.0	33%	58.5	35%
Depreciation & amortization	30.1	51.7	(42)%	22.1	37%
Corporate interest expense	40.5	37.0	10%	11.6	250%

EBITDA	$292.3	$273.1	7%	$194.3	50%

Interest coverage	7.2	7.4	(2)%	16.8	(57)%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Key Performance Metrics(3)

Retail Metrics	Qtr ended 3/31/06	Qtr ended 12/31/05	Qtr ended 3/31/06 vs. Qtr ended 12/31/05	Qtr ended 3/31/05	Qtr ended 3/31/06 vs. Qtr ended 3/31/05
Trading days	62.0	62.5	(1)%	61.0	2%

Daily Average Revenue Trades (DARTs)
- US	159,199	113,017	41%	74,133	115%
- International	21,960	15,391	43%	13,942	58%

Total DARTs	181,159	128,408	41%	88,075	106%

Total retail trades (MM)	11.2	8.0	40%	5.4	109%

Retail average commission per trade	$12.10	$12.95	(7)%	$15.02	(19)%

End of period margin debt ($B)	$6.81	$6.56	4%	$2.24	205%
Average margin debt ($B)	$6.63	$4.40	51%	$2.21	200%

Gross new trading/investing accounts	190,027	782,052	(76)%	133,951	42%
Gross new deposit/lending accounts	80,632	96,823	(17)%	58,454	38%
Inactive accounts	(155,680)	(169,065)	8%	(100,921)	(54)%
Customer closed accounts	(64,323)	(118,948)	46%	(56,239)	(14)%

Net new retail accounts	50,656	590,862	(91)%	35,245	44%

End of period trading/investing accounts	3,634,803	3,617,778	0%	2,975,744	22%
End of period deposit/lending accounts	699,631	666,000	5%	642,264	9%

End of period retail accounts	4,334,434	4,283,778	1%	3,618,008	20%

Net new customers	(14,671)	484,867	N.M.	8,584	N.M.
End of period total retail customers	3,404,602	3,419,273	0%	2,896,025	18%

End of period assets per customer	$56,569	$52,193	8%	$32,562	74%
Consolidated net revenue per customer(6)	$176	$144	22%	$144	22%
Consolidated segment income per customer(6)	$72	$61	17%	$53	36%
Products per customer	2.1	2.1	0%	1.9	9%

Total Retail Client Assets ($B)
Security holdings	$127.8	$117.6	9%	$50.7	152%
Cash (including money market funds)	11.5	13.3	(14)%	6.3	83%
Unexercised options (vested)	34.4	32.1	7%	25.2	37%

Client assets in trading/investing accounts	173.7	163.0	7%	82.2	111%

Sweep Deposit Account	10.1	7.7	31%	6.3	60%
Transaction accounts	5.7	5.1	12%	3.7	54%
CDs	3.1	2.7	15%	2.1	48%

Client assets in deposit accounts	18.9	15.5	22%	12.1	56%

Total retail client assets	$192.6	$178.5	8%	$94.3	104%

Total customer cash and deposits	$30.4	$28.8	6%	$18.4	66%

Unexercised options (unvested) ($B)	$21.8	$19.7	11%	$14.8	47%

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Key Performance Metrics(3)

Institutional Metrics	Qtr ended 3/31/06	Qtr ended 12/31/05	Qtr ended 3/31/06 vs. Qtr ended 12/31/05	Qtr ended 3/31/05	Qtr ended 3/31/06 vs. Qtr ended 3/31/05
Market Making
Equity shares traded (MM)	90,871	33,264	173%	57,385	58%
Average revenue capture per 1,000 equity shares	$0.277	$0.545	(49)%	$0.329	(16)%
% of Bulletin Board equity shares to total equity shares	94.1%	86.6%	8%	93.3%	1%

Enterprise Loans Receivable Detail ($MM)
Mortgage and home equity loans, net	$15,755	$15,517	2%	$8,969	76%
Margin loans	6,814	6,560	4%	2,236	205%
Consumer loans, net	3,777	3,907	(3)%	4,257	(11)%
Other	97	88	10%	12	708%

Total enterprise loans receivable, net	$26,443	$26,072	1%	$15,474	71%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.18%	0.27%	(0.09)%	0.26%	(0.08)%
Provision as a % of average held-for-investment loans, net (annualized)	0.21%	0.34%	(0.13)%	0.40%	(0.19)%
Allowance as a % of total ending gross held-for-investment loans	0.33%	0.32%	0.01%	0.40%	(0.07)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.21%	0.18%	0.03%	0.18%	0.03%
Total loan loss allowance as a % of total non-performing loans, net	158%	183%	(24)%	228%	(70)%
Tier 1 Capital Ratio (7)	6.03%	5.92%	0.11%	6.06%	(0.03)%
Risk Weighted Capital Ratio (7)	11.21%	10.94%	0.27%	11.27%	(0.06)%

Activity in Allowance for Loan Losses

	Three Months Ended March 31, 2006
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 12/31/05	$30,907	$32,379	$63,286
Provision for loan losses	3,009	7,188	10,197
Charge-offs, net	(2,515)	(6,459)	(8,974)

Allowance for loan losses, ending 3/31/06	$31,401	$33,108	$64,509

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

Average Enterprise Balance Sheet Data

($ in thousands)

	Three Months Ended March 31, 2006
	Average	Interest	Average
	Balance	Inc./Exp.	Yield/Cost
Average interest-earning assets:
Loans, net(8)	$19,571,064	$281,270	5.75%
Margin loans	6,477,585	104,904	6.57%
Mortgage-backed and related available-for-sale securities	10,555,616	125,504	4.76%
Available-for-sale investment securities	2,519,826	37,389	5.94%
Trading securities	138,660	2,648	7.64%
Cash and cash equivalents(9)	1,549,180	15,899	4.16%
Stock borrow and other	530,629	7,730	5.91%

Total average interest-earning assets	$41,342,560	$575,344	5.56%

Average interest-bearing liabilities:
Retail deposits	$18,120,089	$90,505	2.03%
Brokered certificates of deposit	420,600	4,113	3.97%
Free credits	6,759,733	16,373	0.98%
Repurchase agreements and other borrowings	9,855,018	111,520	4.53%
FHLB advances	3,054,111	32,539	4.26%
Stock loan and other	669,753	4,197	2.54%

Total average interest-bearing liabilities	$38,879,304	$259,247	2.70%

Enterprise net interest spread(3)		$316,097	2.86%

	Three Months Ended December 31, 2005
	Average	Interest	Average
	Balance	Inc./Exp.	Yield/Cost
Average interest-earning assets:
Loans, net(8)	$18,370,193	$259,527	5.65%
Margin loans	3,500,867	58,333	6.61%
Mortgage-backed and related available-for-sale securities	10,259,119	116,417	4.54%
Available-for-sale investment securities	1,999,562	27,926	5.59%
Trading securities	148,957	2,711	7.28%
Cash and cash equivalents(9)	889,445	7,494	3.34%
Stock borrow and other	450,566	5,984	5.27%

Total average interest-earning assets	$35,618,709	$478,392	5.37%

Average interest-bearing liabilities:
Retail deposits	$14,564,378	$69,062	1.88%
Brokered certificates of deposit	512,379	4,862	3.76%
Free credits	3,539,020	7,173	0.80%
Repurchase agreements and other borrowings	10,472,887	112,845	4.31%
FHLB advances	3,954,935	40,137	3.97%
Stock loan and other	497,222	3,209	2.56%

Total average interest-bearing liabilities	$33,540,821	$237,288	2.80%

Enterprise net interest spread(3)		$241,104	2.57%

	Three Months Ended
	March 31, 2005
	Average	Interest	Average
	Balance	Inc./Exp.	Yield/Cost
Average interest-earning assets:
Loans, net(8)	$12,185,231	$153,188	5.03%
Margin loans	2,211,434	30,466	5.59%
Mortgage-backed and related available-for-sale securities	8,909,307	88,974	3.99%
Available-for-sale investment securities	3,625,243	43,392	4.79%
Trading securities	526,644	4,511	3.43%
Cash and cash equivalents(9)	1,226,527	8,021	2.65%
Stock borrow and other	396,416	4,022	4.12%

Total average interest-earning assets	$29,080,802	$332,574	4.57%

Average interest-bearing liabilities:
Retail deposits	$11,865,690	$40,231	1.38%
Brokered certificates of deposit	288,635	2,221	3.12%
Free credits	2,844,612	2,053	0.29%
Repurchase agreements and other borrowings	10,073,089	82,465	3.27%
FHLB advances	1,961,644	17,944	3.66%
Stock loan and other	427,848	945	0.90%

Total average interest-bearing liabilities	$27,461,518	$145,859	2.15%

Enterprise net interest spread(3)		$186,715	2.42%

Reconciliation from Enterprise Net Interest Income to Consolidated Net Interest Income

	Three Months Ended
	March 31, 2006	December 31, 2005	March 31, 2005
	(in thousands)
Enterprise net interest income(5)	$316,097	$241,104	$186,715
Less: Taxable equivalent adjustment(10)	(3,392)	(2,656)	(2,598)
Plus: Stock conduit, net(11)	262	286	223
Plus: Customer cash held by others(12)	11,822	19,514	3,390

Consolidated net interest income	$324,789	$258,248	$187,730

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes consolidated operating margin, free cash, EBITDA and interest coverage are appropriate measures for evaluating the operating and liquidity performance of the Company. We believe that the elimination of certain items from these measures is helpful to analysts and investors who may wish to use some or all of this information to analyze our current performance, prospects and valuation. Our management uses non-GAAP information internally to evaluate our operating performance and in formulating our budget for future periods.

Consolidated Operating Margin

Consolidated operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change divided by net revenues. Operating margin for Retail and Institutional is based on segment results. Our consolidated statements of operations contain a reconciliation of income before other income, income taxes, discontinued operations and cumulative effect of accounting change to net income.

Free Cash

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves plus excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company.

EBITDA

EBITDA represents net income from continuing operations before corporate interest expense, taxes and depreciation and amortization. Management believes that EBITDA provides a useful additional measure of our performance by excluding certain non-cash charges and expenses that are not directly related to the performance of our business.

Interest Coverage

Interest coverage represents EBITDA divided by corporate interest expense. Management believes that by excluding the charges and expenses that are excluded from EBITDA, interest coverage provides a useful additional measure of our ability to continue to meet our interest obligations and our liquidity.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP. For complete information on the items excluded from these non-GAAP measures, please see our financial statements and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” that will be included in the periodic report we expect to file with the SEC with respect to the financial periods discussed herein.

(1)	Operating margin is defined as income before other income, income taxes, discontinued operations and cumulative effect of accounting change (“segment income”) divided by net revenues. Operating margin for Retail and Institutional is based on segment results.
(2)	Reflects elimination of transactions between Retail and Institutional segments, which include deposit transfer pricing, servicing and order flow rebates.
(3)	Amounts and percentages may not calculate due to rounding.
(4)	Total headcount in the Q405 calculation was adjusted to reflect the contribution of BrownCo employees for only one month in the quarter.
(5)	Enterprise net interest income is taxable equivalent consolidated net interest income excluding corporate interest income and expense, stock conduit interest income and expense and interest on customer cash held by external parties.
(6)	Total retail customers in the Q405 calculations were adjusted to reflect the contribution of BrownCo customers for only one month in the quarter.
(7)	Q106 estimate.
(8)	Excludes loans to customers on margin.
(9)	Includes segregated cash balances.
(10)	Gross-up for tax-exempt securities.

E*TRADE FINANCIAL Results for the Quarter Ended March 31, 2006

(11)	Net interest from average stock conduit assets of $0.8 billion, $0.7 billion and $0.5 billion for the quarters ended March 31, 2006, December 31, 2005 and March 31, 2005, respectively.
(12)	Includes interest earned on customer assets of $3.6 billion, $4.7 billion and $3.0 billion for the quarters ended March 31, 2006, December 31, 2005 and March 31, 2005, respectively, held outside E*TRADE FINANCIAL, including third party money market funds and sweep deposit accounts at unaffiliated broker-dealers.